As filed with the Securities and Exchange Commission on March 28, 2011
Registration No. 333-165473
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Post-Effective Amendment No. 1
Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	SEE TABLE OF ADDITIONAL	42-1638663
(State of Incorporation)	GUARANTOR REGISTRANTS	(I.R.S. Employer Identification No.)

One Alpha Place
P.O. Box 2345
Abingdon, VA 24212
(276) 619-4410
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Vaughn R. Groves, Esq.
Executive Vice President, General Counsel and Secretary
Alpha Natural Resources, Inc.
One Alpha Place
P.O. Box 2345
Abingdon, VA 24212
(276) 619-4410
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:
Sandra L. Flow, Esq.
Cleary Gottlieb Steen & Hamilton LLP
1 Liberty Plaza
New York, NY 10006
Ph: (212) 225-2494
Fax: (212) 225-3999

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of ‘‘large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):
Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company o

CALCULATION OF REGISTRATION FEE
Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common stock, par value $0.01 per share(3)(4)
Preferred stock, par value $0.01 per share(3)
Depositary shares(3)
Debt securities(3)
Guarantees by subsidiary guarantors(3)(5)
Warrants(3)
Purchase contracts(3)
Units(3)

(1)	An indeterminate aggregate initial offering price and number or amount of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices.
(2)
In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrant is deferring payment of the entire registration fee.  Pursuant to Rule 457(n) under the Securities Act, no separate fee will be payable for the registration of the guarantees.

(3)	Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.
(4)	An indeterminate number of shares of common stock may be issued from time to time upon conversion of other securities.
(5)
Some or all of the subsidiaries listed on the Table of Additional Guarantor Registrants may fully and unconditionally guarantee debt securities or preferred stock issued by Alpha Natural Resources, Inc., in each case as set forth in the prospectus included in this registration statement and any applicable prospectus supplement.  No separate consideration will be received for the guarantees.

TABLE OF ADDITIONAL GUARANTOR REGISTRANTS

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Alpha American Coal Company, LLC	Delaware	54-1947356	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha American Coal Holding, LLC	Delaware	13-2793319	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Australia, LLC	Delaware	27-4593522	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Australia Services, LLC	Delaware	27-4593762	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Coal Resources Company, LLC	Delaware	84-1341308	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Alpha Coal Sales Co., LLC	Delaware	16-1641207	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Coal West, Inc.	Delaware	35-1867616	P.O. Box 3039 Gillette, WY 82717 (307) 687-3400
Alpha Energy Sales, LLC	Delaware	84-1130962	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha India, LLC	Delaware	27-4593320	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Land and Reserves, LLC	Delaware	57-1136960	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Midwest Holding Company	Delaware	84-1456626	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Natural Resources, LLC	Delaware	56-2298262	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Natural Resources International, LLC	Delaware	27-4592266	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Alpha Natural Resources Services, LLC	Delaware	27-0075099	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha PA Coal Terminal, LLC	Delaware	26-1102515	158 Portal Road P.O. Box 1080 Waynesburg, PA 15370 (724) 627-7500
Alpha Shipping and Chartering, LLC	Delaware	41-2136215	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Sub Five, LLC	Delaware	27-4592846	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Sub Four, LLC	Delaware	27-4592746	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Sub One, LLC	Delaware	27-4592410	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Sub Three, LLC	Delaware	27-4592648	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Sub Two, LLC	Delaware	27-4592527	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Terminal Company, LLC	Delaware	55-0802473	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Wyoming Land Company, LLC	Delaware	35-1661756	P.O. Box 3039 Gillette, WY 82717 (307) 687-3400
AMFIRE, LLC	Delaware	51-0430939	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
AMFIRE Holdings, LLC	Delaware	11-3673814	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
AMFIRE Mining Company, LLC	Delaware	11-3673833	One Energy Place Suite 2800 Latrobe, PA 15650 (724) 537-5731
AMFIRE WV, L.P.	Delaware	56-2312151	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Axiom Excavating and Grading Services, LLC	Delaware	20-8109122	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Barbara Holdings Inc.	Delaware	25-1292326	400 Patterson Lane Charleston, WV 25311 (304) 345-0970
Black Dog Coal, LLC	Virginia	54-1686572	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Brooks Run Mining Company, LLC	Delaware	52-2070922	208 Business Street Beckley, WV 25801 (304) 256-1015
Buchanan Energy Company, LLC	Virginia	54-0983234	208 Business Street Beckley, WV 25801 (304) 256-1015
Callaway Land and Reserves, LLC	Delaware	20-4278674	208 Business Street Beckley, WV 25801 (304) 256-1015
Castle Gate Holding Company	Delaware	84-1456620	P.O. Box 30 Helper, UT 84526 (435) 472-0475
Coal Gas Recovery, LLC	Delaware	30-0210759	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Cobra Natural Resources, LLC	Delaware	26-0342580	208 Business Street Beckley, WV 25801 (304) 256-1015
Coral Energy Services, LLC	Delaware	26-4281302	2409 Power Plant Road Homer City, PA 15748 (724) 479-1113
Corral Creek Holding, LLC	Delaware	27-4593143	P.O. Box 3039 Gillette, WY 82717 (307) 689-3462
Cumberland Coal Resources, LP	Delaware	84-1521723	855 Kirby Road Waynesburg, PA 15370 (724) 627-7500
Delta Mine Holding Company	Delaware	91-1897558	c/o Warrick Holding Company 123 N.W. Fourth Street, Suite 416 Evansville, IN 47708 (812) 434-4890
Dickenson-Russell Coal Company, LLC	Delaware	54-2079085	7546 Gravel Lick Road Cleveland, VA 24225 (276) 889-6100
Dickenson-Russell Land and Reserves, LLC	Delaware	20-4278709	7546 Gravel Lick Road Cleveland,, VA 24225 (276) 889-6100
Dry Systems Technologies, Inc.	Delaware	84-1199429	8102 Lemont Road Suite 700 Woodridge, IL 60517 (630) 427-2051

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Emerald Coal Resources, LP	Delaware	84-1521724	2071 Garards Fort Road P.O. Box 871 Waynesburg, PA 15370 (724) 627-7500
Energy Development Corporation	West Virginia	25-1209977	400 Patterson Lane Charleston, WV 25311 (304) 345-0970
Enterprise Land and Reserves, LLC	Delaware	59-3097350	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Enterprise Mining Company, LLC	Delaware	38-3671602	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Esperanza Coal Co., LLC	Delaware	06-1652549	7546 Gravel Lick Road Cleveland, VA 24225 (276) 889-6100
Foundation Mining, LLC	Delaware	20-3378168	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Foundation PA Coal Company, LLC	Delaware	84-1521726	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Foundation Royalty Company	Delaware	84-1456627	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Freeport Mining, LLC	Delaware	84-1521725	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Freeport Resources Company, LLC	Delaware	84-1230391	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Herndon Processing Company, LLC	West Virginia	51-0442749	P.O. Box 399 Bud, WV 24716 (304) 294-4565
Kepler Processing Company, LLC	West Virginia	51-0442560	Route 97-W Pineville, WV 24874 (304) 732-6452
Kingston Mining, Inc.	West Virginia	31-1562659	600 Resource Drive Scarbro, WV 25904 (304) 469-4974
Kingston Processing, Inc.	West Virginia	55-0756214	600 Resource Drive Scarbro, WV 25904 (304) 469-4974
Kingston Resources, Inc.	Kentucky	61-1093577	600 Resource Drive Scarbro, WV 25904 (304) 469-4974
Kingwood Mining Company, LLC	Delaware	57-1148058	208 Business Street Beckley, WV 25801 (304) 256-1015

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Laurel Creek Co., Inc.	Delaware	31-1241957	400 Patterson Lane Charleston, WV 25311 (304) 345-0970
Litwar Processing Company, LLC	West Virginia	51-0442687	P.O. Box 727 HCR 60, War Branch Road Iaeger, WV 24844 (304) 938-3325
Maple Meadow Mining Company	Delaware	55-0529664	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Maxxim Rebuild Co., LLC	Delaware	01-0749355	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Maxxim Shared Services, LLC	Delaware	55-0814342	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Maxxum Carbon Resources, LLC	Delaware	55-0802477	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
McDowell-Wyoming Coal Company, LLC	Delaware	54-2079104	Route 97-W P.O. Box 1530 Pineville, WV 24874 (304) 732-6452
Mountain Merger Sub, Inc.	Delaware	27-4705968	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Neweagle Coal Sales Corp.	Virginia	54-1695745	400 Patterson Lane Charleston, WV 25311 (304) 345-0970
Neweagle Development Corp.	Virginia	54-1695747	400 Patterson Lane Charleston, WV 25311 (304) 345-0970
Neweagle Industries, Inc.	Virginia	54-1695751	400 Patterson Lane Charleston, WV 25311 (304) 345-0970
Neweagle Mining Corp.	Virginia	54-1695750	400 Patterson Lane Charleston, WV 25311 (304) 345-0970
Nicewonder Contracting, Inc.	West Virginia	20-0388143	208 Business Street Beckley, WV 25801 (304) 256-1015
Odell Processing Inc.	West Virginia	55-0708613	400 Patterson Lane Charleston, WV 25311 (304) 345-0970
Palladian Lime, LLC	Delaware	20-8109144	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Paramont Coal Company Virginia, LLC	Delaware	56-2298367	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Paynter Branch Mining, Inc.	West Virginia	55-0746860	Route 10, Top of Huff Mountain P.O. Box 880 Oceana, WV 24870 (304) 583-2025
Pennsylvania Land Holdings Company, LLC	Delaware	84-1452626	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Pennsylvania Services Corporation	Delaware	93-1162601	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Pioneer Fuel Corporation	West Virginia	55-0545211	County Route 23/2, Coal River Mountain Road P.O. Box 69 Pax, WV 25904 (304) 877-6050
Pioneer Mining, Inc.	West Virginia	55-0746859	County Route 23/2, Coal River Mountain Road P.O. Box 69 Pax, WV 25904 (304) 877-6050
Plateau Mining Corporation	Delaware	95-3761213	P.O. Box 30 Helper, UT 84526 (435) 472-4737
Premium Energy, LLC	Delaware	20-3562770	208 Business Street Beckley, WV 25801 (304) 256-1015
Red Ash Sales Company, Inc.	West Virginia	55-0515479	400 Patterson Lane Charleston, WV 25311 (304) 345-0970
River Processing Corporation	Delaware	84-1199433	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Rivereagle Corp.	Virginia	54-1695746	17000 US Rt 23 South P.O. Box 497 Catlettsburg, KY 41129 (606) 739-4699
Riverside Energy Company, LLC	West Virginia	51-0442691	208 Business Street Beckley, WV 25801 (304) 256-1015
Riverton Coal Production Inc.	Delaware	55-0739658	400 Patterson Lane Charleston, WV 25311 (304) 345-0970
Riverton Coal Sales, Inc.	West Virginia	55-0740837	400 Patterson Lane Charleston, WV 25311 (304) 345-0970
Rockspring Development, Inc.	Delaware	31-1241956	Right Fork of Camp Creek P.O. Box 390 East Lynn, WV 25512 (304) 345-0970
Ruhrkohle Trading Corporation	West Virginia	55-0266080	400 Patterson Lane Charleston, WV 25311 (304) 345-0970

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Simmons Fork Mining, Inc.	West Virginia	31-1537134	County Route 23/2, Coal River Mountain Road P.O. Box 69 Pax, WV 25904 (304) 877-6050
Solomons Mining Company	West Virginia	55-0680485	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Twin Star Mining, Inc.	West Virginia	31-1265426	208 Business Street Beckley, WV 25801 (304) 256-1015
Virginia Energy Company, LLC	Delaware	20-3593251	208 Business Street Beckley, WV 25801 (304) 256-1015
Wabash Mine Holding Company	Delaware	91-1897559	P.O. Box 144 Keensburg, IL 62852 (618) 298-1132
Warrick Holding Company	Delaware	91-1897557	123 N.W. Fourth Street, Suite 416 Evansville, IN 47708 (812) 434-4890
White Flame Energy, Inc.	West Virginia	55-0678856	208 Business Street Beckley, WV 25801 (304) 256-1015

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-165473) is being filed for the purposes of (i) updating the Table of Additional Guarantor Registrants to add registrants reflecting certain additional subsidiaries that may serve as guarantors of some or all of our shares of preferred stock or debt securities, as the case may be, offered by any prospectus supplement, and (ii) filing certain additional exhibits to the Registration Statement.  No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement.  Accordingly, the base prospectus is omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.                        OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The expenses relating to the registration of the securities will be borne by the registrant. Such expenses are estimated to be as follows:

Securities and Exchange Commission Registration Fee	$	[1	]
Legal Fees and Expenses		[2	]
Accounting Fees and Expenses		[2	]
Printing Expenses		[2	]
Blue Sky Fees and Expenses		[2	]
Trustee, Transfer Agent, and Registrar Fees and Expenses		[2	]
Rating Agency Fees and Expenses		[2	]
Miscellaneous		[2	]
Total	$	[2	]

[1]	Deferred in reliance on Rules 456(b) and 457(r).
[2]	An estimate of the aggregate amount of these expenses will be reflected in the applicable prospectus supplement.

Item 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Delaware Corporations

Alpha Natural Resources, Inc., Alpha Coal West, Inc., Alpha Midwest Holding Company, Barbara Holdings Inc., Castle Gate Holding Company, Delta Mine Holding Company, Dry Systems Technologies, Inc., Foundation Royalty Company, Laurel Creek Co, Inc., Maple Meadow Mining Company, Mountain Merger Sub, Inc., Pennsylvania Services Corporation, Plateau Mining Corporation, River Processing Corporation, Riverton Coal Production Inc., Rockspring Development, Inc., Wabash Mine Holding Company, and Warrick Holding Company (the “Delaware Corporation Registrants”) are incorporated under the laws of the state of Delaware.

As permitted by Section 102(b)(7) of the Delaware General Corporation Law, or the DGCL, the certificate of incorporation in effect as of the date of this registration statement of each of Alpha Natural Resources, Inc., Mountain Merger Sub, Inc. and Riverton Coal Production Inc., includes a provision eliminating the personal liability of the corporation’s directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of a director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (certain illegal distributions) or (iv) for transactions from which the director derives an improper personal benefit.

Pursuant to Section 145(a) of the DGCL, Delaware corporations may indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director or officer of the corporation against expenses, including attorneys’ fees, judgment, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in the best interest, or not opposed to the best interest, of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable pursuant to Section 145(b) of the DGCL in the case of actions brought by or in the right of the corporation, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation.  Additionally, the corporation must indemnify current or former officers or directors of the corporation if they are successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 145(a) or (b) of the DGCL.

Pursuant to the certificate of incorporation and/or the bylaws in effect as of the date of this registration statement of each Delaware Corporation Registrant other than Plateau Mining Corporation, the corporation must indemnify its directors and officers to the fullest extent permitted by Delaware law.  Additionally, the certificate of incorporation and/or the bylaws in effect as of the date of this registration statement of each of Alpha Natural Resources, Inc., Maple Meadow Mining Company and Riverton Coal Production Inc., provides that the corporation must advance expenses, as incurred, to its directors and officers in connection with a legal proceeding to the fullest extent permitted by Delaware Law.

The bylaws of Plateau Mining Corporation in effect as of the date of this registration statement require the corporation to indemnify its directors and officers against costs and expenses reasonably incurred by, or imposed upon them in connection with, or arising out of, any action, suit or proceeding in which they may be involved or to which they may be made a party by reason of their being or having been a director or officer of the corporation, such expenses to include the cost of reasonable settlements (other than amounts paid to the corporation) made with a view to curtailment of costs of litigation, except that that the corporation shall not indemnify its directors or officers for liability to the corporation or its stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or with respect to matters in which they are finally adjudged to have been derelict in the performance of their duties.

The indemnification provided by Sections 145(a) and (b) of the DGCL is not exclusive of other indemnification that may be granted by a corporation’s by-laws, agreement, vote of stockholders or disinterested directors or otherwise, and the certificate of incorporation and/or the bylaws in effect as of the date of this registration statement of each of the Delaware Corporation Registrants other than Laurel Creek Co., Inc. and Rockspring Development, Inc., provides that the indemnification provisions in those governing documents are not exclusive of any other rights to which a person may be entitled by law, agreement, vote of stockholders or disinterested directors or otherwise.

Alpha Natural Resources, Inc. has entered into indemnification agreements with each of its directors and executive officers.  The indemnification agreements generally provide for Alpha Natural Resources, Inc. to indemnify its directors and executive officers for expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed proceedings in which the person was involved by reason of the fact that he or she is or was an officer or director of the corporation or is or was serving at the request of the corporation as a director, officer or trustee of another entity, subject to certain terms, conditions and limitations set forth therein.  In addition, we maintain insurance on behalf of the directors and officers of the Delaware Corporation Registrants insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Delaware Limited Liability Companies

The following registrants are limited liability companies, or LLCs, organized under the laws of the state of Delaware:

•
Alpha Australia, LLC, Alpha Australia Services, LLC, Alpha Coal Resources Company, LLC, Alpha Energy Sales, LLC, Alpha India, LLC, Alpha Natural Resources, LLC, Alpha Natural Resources International, LLC, Alpha Shipping and Chartering, LLC, Alpha Sub Five, LLC, Alpha Sub Four, LLC, Alpha Sub One, LLC, Alpha Sub Three, LLC, Alpha Sub Two, LLC, Alpha Wyoming Land Company, LLC, AMFIRE Holdings, LLC, AMFIRE Mining Company, LLC, Axiom Excavating and Grading Services, LLC, Callaway Land and Reserves, LLC, Cobra Natural Resources, LLC, Coral Energy Services, LLC, Corral Creek Holding, LLC, Dickenson-Russell Land and Reserves, LLC, Enterprise Land and Reserves, LLC, Freeport Resources Company, LLC, Palladian Lime, LLC, Pennsylvania Land Holdings Company, LLC, Premium Energy, LLC, and Virginia Energy Company, LLC (the “Class I Delaware LLC Registrants”);

•
Alpha Coal Sales Co., LLC, Alpha Land and Reserves, LLC, Alpha Natural Resources Services, LLC, Alpha Terminal Company, LLC, AMFIRE, LLC, Brooks Run Mining Company, LLC, Dickenson-Russell Coal Company, LLC, Enterprise Mining Company, LLC, Esperanza Coal Co., LLC, Kingwood Mining Company, LLC, Maxxim Rebuild Co., LLC, Maxxim Shared Services, LLC, Maxxum Carbon Resources, LLC, McDowell-Wyoming Coal Company, LLC, Paramont Coal Company Virginia, LLC, and Riverside Energy Company, LLC (the “Class II Delaware LLC Registrants”);

•	Alpha American Coal Company, LLC, Alpha American Coal Holding, LLC, Alpha PA Coal Terminal, LLC, and Foundation PA Coal Company, LLC (the “Class III Delaware LLC Registrants”); and

•	Coal Gas Recovery, LLC, Foundation Mining, LLC and Freeport Mining, LLC (the “Class IV Delaware LLC Registrants”).

Section 18-108 of the Delaware Limited Liability Company Act, or DLLCA, provides that an LLC may indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to any standards or restrictions set forth in the LLC’s limited liability company agreement, or LLC Agreement. Section 18-1101 of the DLLCA further provides that:

•
except for the implied contractual covenant of good faith and fair dealing, a member or manager or other person’s duties to the LLC or to another member or manager or to another person that is a party to or is otherwise bound by the LLC Agreement, may be expanded, restricted or eliminated by the LLC Agreement;

•
the LLC Agreement may limit or eliminate liabilities of a member, manager or other person to the LLC or to another member or manager or to another person that is a party to or is otherwise bound by the LLC Agreement for breach of contract and breach of duties, except for acts or omissions that constitute a bad faith violation of the implied contractual covenant of good faith and fair dealing; and

•
unless otherwise provided in the LLC Agreement, a member or manager or other person shall not be liable to the LLC or to another member or manager or to another person that is a party to or is otherwise bound by the LLC Agreement for breach of fiduciary duty for the member's or manager's or other person's good faith reliance on the provisions of the LLC Agreement.

      The LLC Agreements of each of the Class I and Class II Delaware LLC Registrants in effect as of the date of this registration statement provide that:

•
the LLC must indemnify to the fullest extent permitted by the DLLCA each of its managers and officers made or threatened to be made a party to any action, suit or proceeding, against any personal loss, liability or damage incurred as a result of any act or omission that the person believes in good faith to be within the scope of authority conferred by the LLC Agreement, except for willful misconduct or gross negligence;

•
the LLC Agreements for the Class I Delaware LLC Registrants, but not the Class II Delaware LLC Registrants, also require the LLC to pay in advance legal and other expenses and attorneys’ fees reasonably incurred by its managers and officers in connection with any claim or liability indemnified by the LLC; and

•
the liability of the LLC’s managers and officers for monetary damages or losses sustained or liabilities incurred as a result of any act or omission constituting a breach of such person’s fiduciary duty is eliminated, except for: (i) a breach of such person’s duty of loyalty to the LLC or its members; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) any transaction from which the person derived an improper personal benefit.

      The LLC Agreements of each of the Class III Delaware LLC Registrants in effect as of the date of this registration statement provide that:

•
The directors and officers of the LLC shall not be liable to the LLC or its members for any act performed by them in their official capacity with respect to LLC matters, except in cases of fraud or an intentional breach of the LLC Agreement; and

•
The LLC shall indemnify its officers and directors to the fullest extent permitted by law against any cost, expense, judgment or liability incurred by or imposed upon them in connection with any claim, demand, action suit or proceeding to which they are made or threatened to be made a party by reason of being or having been a director or officer of the LLC, except in case of fraud or an intentional breach of the LLC Agreement, and the LLC shall pay the officer or director’s expenses in advance upon receipt of an undertaking to repay those amounts if it is determined they are not entitled to indemnification.

The LLC Agreements of each of the Class IV Delaware LLC Registrants in effect as of the date of this registration statement provide that:

•
The directors, officers and the member serving as the “Tax Matters Member” of the LLC shall not be liable to the LLC or its members for any loss or damage sustained by the LLC or its members, except to the extent the loss or damage results from fraud, deceit, or an intentional and material breach of the LLC Agreement; and

•
The LLC shall indemnify its officers and directors and the member serving as the “Tax Matters Member” of the LLC to the fullest extent permitted by law against any cost, expense, judgment or liability incurred by or imposed upon them in connection with any claim, demand, action suit or proceeding to which they are made or threatened to be made a party by reason of being or having been a director, officer or the member serving as the “Tax Matters Member” of the LLC, except in case of fraud, deceit, or an intentional and material breach of the LLC Agreement, and the LLC shall pay the expenses of such indemnified persons in advance upon receipt of an undertaking to repay those amounts if it is determined they are not entitled to indemnification.

We maintain insurance on behalf of the managers, directors and officers of the Class I-IV Delaware LLC Registrants insuring them against claims asserted against them in their capacities as managers, directors or officers or arising out of such status.

Delaware Limited Partnerships

AMFIRE WV, L.P., Cumberland Coal Resources, LP, and Emerald Coal Resources, LP are limited partnerships, or LPs, organized under the laws of the state of Delaware.  Section 17-108 of the Delaware Revised Uniform Limited Partnership Act, or DRULPA, provides that an LP may indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever, subject to any standards or restrictions set forth in the LP’s partnership agreement, or LP Agreement.   Section 17-1101 of the DRULPA further provides that:

•
except for the implied contractual covenant of good faith and fair dealing, a partner or other person’s duties to the LP or to another partner or to another person that is a party to or is otherwise bound by the LP Agreement, may be expanded, restricted or eliminated by the LP Agreement;

•
the LP Agreement may limit or eliminate liabilities of a partner or other person to the LP or to another partner or to another person that is a party to or is otherwise bound by the LP Agreement for breach of contract and breach of duties, except for acts or omissions that constitute a bad faith violation of the implied contractual covenant of good faith and fair dealing; and

•
 unless otherwise provided in the LP Agreement, a partner or other person shall not be liable to the LP or to another partner or to another person that is a party to or is otherwise bound by the LP Agreement for breach of fiduciary duty for the partner’s or other person’s good faith reliance on the provisions of the LP Agreement.

     We maintain insurance on behalf of the managers, directors and officers of the general partners of each of AMFIRE WV, L.P., Cumberland Coal Resources, LP, and Emerald Coal Resources, LP, insuring them against claims asserted against them in their capacities as managers, directors or officers of the general partner acting on behalf of AMFIRE WV, L.P., Cumberland Coal Resources, LP, or Emerald Coal Resources, LP, as applicable, or arising out of such status.

Kentucky Corporation

Kingston Resources, Inc. is incorporated under the laws of the commonwealth of Kentucky.

As permitted by Section 271B.2-020 of the Kentucky Business Corporation Act, or KBCA, the articles of incorporation of Kingston Resources, Inc. in effect as of the date of this registration statement include a provision eliminating the personal liability of a director to the corporation or its shareholders for monetary damages for breach of his duties as a director, other than liability for (i) any transaction in which the director’s personal financial interest is in conflict with the financial interests of the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or are known to the director to be a violation of law, (iii) any vote for or assent to an unlawful distribution to shareholders as prohibited under Section 271B.8-330 of the KBCA; or (iv) for any transaction from which the director derived an improper personal benefit.  In addition, Sections 271B.8-300 and 271B.8-420 of the KBCA provide that any action taken as a director or officer, or any failure to take any action as a director or officer, shall not be the basis for monetary damages or injunctive relief unless the director or officer has failed to discharge his or her duties in good faith, on an informed basis, and in a manner the director or officer honestly believes to be in the best interests of the corporation, and in the case of an action for monetary damages, the failure to discharge those duties constitutes willful misconduct or wanton or reckless disregard for the best interests of the corporation and its shareholders.

Section 271B.8-510 of the KBCA permits a corporation to indemnify an individual who is made a party to a proceeding (other than an action by or in the right of the corporation) because the individual is or was a director against the obligation to pay a judgment, settlement, penalty, fine or reasonable expenses (including counsel fees) incurred with respect to the proceeding, as long as the individual (i) conducted himself or herself in good faith, (ii) reasonably believed, in the case of conduct in his or her official capacity with the corporation, that the conduct was in the best interests of the corporation or, in all other cases, was at least not opposed to its best interests, and (iii) in a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.  A similar standard is applicable in the case of actions brought by or in the right of the corporation, except that indemnification only extends to reasonable expenses.  No indemnification is permitted in a proceeding by or in the right of the corporation in which the director is adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, where the director is adjudged liable on the basis of having received an improper personal benefit.  In addition, Section 271B.8-520 of the KBCA provides that, unless limited by the articles of incorporation, a corporation shall indemnify against reasonable expenses incurred in connection with a proceeding any director who entirely prevails in the defense of any proceeding to which the individual was a party because he or she is or was a director of the corporation.  Although Sections 271B.8-510 and 271B.8-520 of the KBCA are specific to directors, Section 271B.8-560 also permits a Kentucky corporation to indemnify its officers to the same extent as a director and gives an officer who is not a director the same statutory right to mandatory indemnification and to apply for court-ordered indemnification as afforded a director.

Pursuant to the articles of incorporation of Kingston Resources, Inc. in effect as of the date of this registration statement, the corporation must indemnify its directors and officers to the fullest extent permitted by the KBCA, and must also pay or reimburse expenses incurred by its directors and officers in advance of the final disposition of any legal proceedings to the fullest extent permitted by the KBCA.

The indemnification provided by the KBCA is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may otherwise be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, and the articles of incorporation of Kingston Resources, Inc. in effect as of the date of this registration statement provide that the indemnification provisions therein are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, action of shareholders or disinterested directors, or otherwise.  We maintain insurance on behalf of the directors and officers of Kingston Resources, Inc. insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Virginia Corporations

Neweagle Coal Sales Corp., Neweagle Development Corp., Neweagle Industries, Inc., Neweagle Mining Corp. and Rivereagle Corp. (the “Virginia Corporation Registrants”) are incorporated under the laws of the commonwealth of Virginia.

Article 692.1 of the Virginia Stock Corporation Act, or the VSCA, provides that, other than in cases of willful misconduct or a knowing violation of the criminal law or of any federal or state securities law, in any proceeding brought by or in the right of a corporation or brought by or on behalf of shareholders of the corporation, the damages assessed against an officer or director arising out of a single transaction, occurrence or course of conduct shall not exceed the lesser of (i) the monetary amount, including the elimination of liability, specified in the articles of incorporation or, if approved by the shareholders, in the bylaws as a limitation on or elimination of the liability of the officer or director; or (ii) the greater of $100,000 or the amount of cash compensation received by the officer or director from the corporation during the twelve months immediately preceding the act or omission for which liability was imposed.  In addition, Article 690 of the VSCA provides that a director shall not be liable for any action taken as a director, or any failure to take any action, if he discharges his duties in accordance with his good faith business judgment of the best interests of the corporation.  The articles of incorporation of Neweagle Industries, Inc. in effect as of the date of this registration statement include a provision eliminating the personal liability of the corporation’s directors and officers for monetary damages to the corporation or its shareholders to the fullest extent permitted under the VSCA.

Articles 697 and 702 of the VSCA permit a corporation to indemnify a current or former director or officer against liability incurred as a party to a proceeding arising from his role as an officer or director of the corporation if the director or officer conducted himself in good faith and believed that his conduct was in the best interests, or not opposed to the best interests, of the corporation, and, in the case of criminal proceedings, if he had no reasonable cause to believe his conduct was unlawful. Absent a court order, a corporation may not (i) indemnify a director or officer in connection with a proceeding by or in the right of the corporation except for reasonable expenses incurred in connection with the proceeding, or (ii) indemnify any director or officer found liable for receiving an improper personal benefit.  In addition, pursuant to Articles 698 and 702 of the VSCA, a corporation must indemnify against reasonable expenses any current or former director or officer who entirely prevails in the defense of any proceeding arising from his role as an officer or director of the company to which he was a party.

The articles of incorporation in effect as of the date of this registration statement of each of the Virginia Corporation Registrants, other than Neweagle Industries, Inc., require the corporation to indemnify its officers and directors against claims, liabilities, judgments, settlements, costs and expenses incurred in connection with an action, suit, proceeding or claim to which he or she is or may be made a party by reason of being or having been a director or officer of the corporation, except if he or she is found liable for gross negligence or willful misconduct in the performance of his or her duties.  This right of indemnification is not exclusive of any other right under any bylaw, agreement, vote of stockholders or otherwise.

The articles of incorporation of Neweagle Industries, Inc. in effect as of the date of this registration statement require the corporation to indemnify its directors and officers generally to the fullest extent authorized by the VSCA, and to advance expenses incurred by its directors and officers prior to final disposition of any legal proceeding upon receipt of an undertaking to repay all amounts advanced by the corporation if it is determined that the director or officer was not entitled to indemnification.  The rights of indemnification provided under the articles of incorporation of Neweagle Industries, Inc. in effect as of the date of this registration statement are not exclusive of any other right under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

We maintain insurance on behalf of the directors and officers of the Virginia Corporation Registrants insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Virginia Limited Liability Companies

Black Dog Coal, LLC and Buchanan Energy Company, LLC (the “Virginia LLC Registrants”) are LLCs organized under the laws of the Commonwealth of Virginia.

Section 13.1-1025 of the Virginia Limited Liability Company Act, or the VLLCA, provides that in any proceeding brought by or in the right of a Virginia LLC or brought by or on behalf of members of the LLC, the damages assessed against a manager or member arising out of a single transaction, occurrence or course of conduct shall not exceed the lesser of: (i) the monetary amount, including the elimination of liability, specified in writing in the articles of organization or LLC Agreement as a limitation on or elimination of the liability of the manager or member; or (ii) the greater of (a) $100,000 or (b) the amount of cash compensation received by the manager or member from the LLC during the twelve months immediately preceding the act or omission for which liability was imposed.

Pursuant to the LLC Agreements of each of the Virginia LLC Registrants in effect as of the date of this registration statement:

•
the LLC must indemnify to the fullest extent permitted by the VLLCA each of its managers and officers made or threatened to be made a party to any action, suit or proceeding, against any personal loss, liability or damage incurred as a result of any act or omission that the person believes in good faith to be within the scope of authority conferred by the LLC Agreement, except for willful misconduct or gross negligence; and

•
the LLC Agreement for Black Dog Coal, LLC, but not Buchanan Energy Company, LLC, also requires Black Dog Coal, LLC to pay in advance legal and other expenses and attorneys' fees reasonably incurred by its managers and officers in connection with any claim or liability indemnified by the LLC; and

•
the liability of the LLC’s managers and officers to the LLC or its members for monetary damages or losses sustained or liabilities incurred as a result of any act or omission constituting a breach of such person’s fiduciary duty is eliminated, in the case of Buchanan Energy Company, LLC, to the fullest extent permitted by the VLLCA, and, in the case of Black Dog Coal, LLC, in all cases other than: (i) a breach of such person's duty of loyalty to the LLC or its members; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) any transaction from which the person derived an improper personal benefit.

We maintain insurance on behalf of the managers and officers of each of the Virginia LLC Registrants insuring them against claims asserted against them in their capacities as managers or officers or arising out of such status.

West Virginia Corporations

Energy Development Corporation, Kingston Mining, Inc., Kingston Processing, Inc., Nicewonder Contracting, Inc., Odell Processing Inc., Paynter Branch Mining, Inc., Pioneer Fuel Corporation, Pioneer Mining, Inc., Red Ash Sales Company, Inc., Riverton Coal Sales, Inc., Ruhrkohle Trading Corporation, Simmons Fork Mining, Inc., Solomons Mining Company, Twin Star Mining, Inc. and White Flame Energy, Inc. (the “West Virginia Corporation Registrants”) are incorporated under the laws of the state of West Virginia.

Section 2-202 of the West Virginia Business Corporation Act, or WVBCA, permits a West Virginia corporation to include in its articles of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, other than (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under section eight hundred thirty-three, article eight of this chapter for unlawful distributions; or (iv) for any transaction from which the director derived an improper personal benefit

Section 8-831 of the WVBCA provides that a director is not liable to the corporation or its shareholders for any decision to take or not to take action, or any failure to take any action, as a director, unless the party asserting liability in a proceeding establishes that the challenged conduct consisted or was the result of: (i) action not in good faith, (ii) a decision which the director did not reasonably believe to be in the best interests of the corporation or as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances, (iii) lack of objectivity due to the director’s familial, financial or business relationship with, or a lack of independence due to the director's domination or control by, another person having a material interest in the challenged conduct: (a) which relationship or which domination or control could reasonably be expected to have affected the director's judgment respecting the challenged conduct in a manner adverse to the corporation; and (b) after a reasonable expectation has been established, the director does not establish that the challenged conduct was reasonably believed by the director to be in the best interests of the corporation, (iv) a sustained failure of the director to devote attention to ongoing oversight of the business and affairs of the corporation, or a failure to devote timely attention, by making or causing to be made appropriate inquiry when particular facts and circumstances of significant concern materialize that would alert a reasonably attentive director to the need for inquiry, or (v) receipt of a financial benefit to which the director was not entitled or any other breach of the director's duties to deal fairly with the corporation and its shareholders that is actionable under applicable law.

Sections 8-851 and 8-856 of the WVBCA provide that a corporation may indemnify any director or officer against liability in an action arising from his role as a director or officer of the company (other than in an action by or in the right of the corporation) if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, or, in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. A corporation may not indemnify a director or officer in connection with a proceeding by or in the right of the corporation except for reasonable expenses incurred in connection with the proceeding if the director or officer has met the aforementioned standards of conduct. Absent a court order, a director or officer may not be indemnified if they are found to have received a financial benefit to which they were not entitled or, with respect to officers only, if they are found liable based on conduct constituting an intentional infliction of harm on the corporation or the shareholders or an intentional violation of criminal law.  Under Sections 8-852 and 8-856 of the WVBCA, a corporation must indemnify its directors and officers who are wholly successful on the merits in an action arising from their role as an officer or director of the company against reasonable expenses incurred in such action.

The bylaws of Nicewonder Contracting, Inc., Pioneer Fuel Corporation, Twin Star Mining, Inc. and White Flame Energy, Inc. in effect as of the date of this registration statement generally require the corporation to indemnify its directors and officers to the fullest extent authorized by the WVBCA.

The bylaws of Red Ash Sales Company, Inc. and Ruhrkohle Trading Corporation in effect as of the date of this registration statement generally require the corporation to indemnify its directors and officers to the fullest extent authorized by the WVBCA, and provide that the rights of indemnification thereunder are not exclusive of other rights.

The bylaws of Energy Development Corporation in effect as of the date of this registration statement: (i) generally require the corporation to indemnify its directors and officers to the fullest extent authorized by the WVBCA, (ii) require the corporation to advance expenses incurred by its directors and officers prior to final disposition of any legal proceeding upon receipt of an undertaking to repay all amounts advanced by the corporation if it is determined that the director or officer was not entitled to indemnification and (iii) provide that the rights of indemnification thereunder are not exclusive of other rights under any law, agreement, vote of stockholders or disinterested directors or otherwise.

The articles of incorporation of Simmons Fork Mining, Inc., Twin Star Mining, Inc. and White Flame Energy, Inc. in effect as of the date of this registration statement: (i) require the corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid  in settlement actually and reasonably incurred in connection with any action, suit or proceeding, by reason of being or having been a director or officer of the corporation, provided they acted in good faith in a manner reasonably  believed to in, or not opposed to, the best interests of the corporation and, in any criminal action, that they had no reasonable cause to believe their conduct was unlawful and (ii) provide that the rights of indemnification thereunder are not exclusive of other rights provided by law.

The bylaws of Solomons Mining Company in effect as of the date of this registration statement: (i) permit the corporation’s board of directors to indemnify its directors and officers against liability and reasonable expense incurred in connection with any claim, action, suit or proceeding, by reason of being or having been a director or officer of the corporation, provided they acted in good faith in what they reasonably believed to in the best interests of the corporation and, in any criminal action, had not reasonable cause to believe their conduct was unlawful, (ii) require the corporation to indemnify its directors and officers in case they are wholly successful on the merits or otherwise in connection with any indemnifiable claim, (iii) permit the corporation to advance expenses to its directors and officers upon receipt of an undertaking to repay amounts paid by the corporation if it is determined they were not entitled to indemnification and (iv) provide that the rights of indemnification thereunder are not exclusive of other rights under any contract, vote of disinterested stockholders or directors or otherwise or as a matter of law.

The WVBCA provides that the indemnification provided thereunder is not exclusive of indemnification provided pursuant to the corporation’s articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders.  We maintain insurance on behalf of the directors and officers of the West Virginia Corporation Registrants insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

West Virginia Limited Liability Companies

Herndon Processing Company, LLC, Kepler Processing Company, LLC, Litwar Processing Company, LLC, Riverside Energy Company, LLC (the “West Virginia LLC Registrants”), are LLCs organized under the laws of the state of West Virginia.

Pursuant to Section 4-409 of the West Virginia Uniform Limited Liability Company Act, or WVLLCA, managers of West Virginia LLCs, including members of member-managed West Virginia LLCs, owe the following fiduciary duties to the LLC and its members:

•
the duty of loyalty: (i) to account to the LLC and to hold as trustee for it any property, profit or benefit derived by the manager (or member in a member-managed LLC) in the conduct or winding up of the LLC’s business or derived from a use by the manager (or member in a member-managed LLC) of the LLC’s property, including the appropriation of the LLC’s opportunity, (ii) to refrain from dealing with the LLC in the conduct or winding up of the LLC’s business as or on behalf of a party having an interest adverse to the LLC and (iii) to refrain from competing with the LLC in the conduct of the LLC’s business before the dissolution of the LLC; and

•	the duty of care in the conduct of and winding up of the LLC’s business to refrain from engaging in grossly negligent or reckless conduct, intentional misconduct or a knowing violation of law.

In addition, managers of West Virginia LLCs, including members of member-managed West Virginia LLCs, are required to discharge the above-described fiduciary duties to the LLC and its members as well as any duties under the operating agreement and to exercise any rights consistently with the obligation of good faith and fair dealing.

Pursuant to Section 1-103 of the WVLLCA, the LLC Agreement of a West Virginia LLC may not:

•
eliminate the duty of loyalty prescribed under the WVLLCA, although the LLC Agreement may (i) identify specific types or categories of activities that do not violate the duty of loyalty, if not manifestly unreasonable, and (ii) specify the number or percentage of members or disinterested managers that may authorize or ratify, after full disclosure of all material facts, a specific act or transaction that otherwise would violate the duty of loyalty;

•	unreasonably reduce the duty of care prescribed under the WVLLCA; or

•
eliminate the obligation of good faith and fair dealing prescribed under the WVLLCA, although the LLC Agreement may determine the standards by which the performance of the obligation is to be measured, if the standards are not manifestly unreasonable.

The LLC Agreements of each of the West Virginia LLC Registrants in effect as of the date of this registration statement provide that:

•
the LLC must indemnify to the fullest extent permitted by the WVLLCA each of its managers and officers made or threatened to be made a party to any action, suit or proceeding, against any personal loss, liability or damage incurred as a result of any act or omission that the person believes in good faith to be within the scope of authority conferred by the LLC Agreement, except for willful misconduct or gross negligence; and

•
the liability of the LLC’s managers and officers for monetary damages or losses sustained or liabilities incurred as a result of any act or omission constituting a breach of such person’s fiduciary duty is eliminated, except for: (i) a breach of such person’s duty of loyalty or duty of care to the LLC or its members; (ii) acts or omissions not consistent with the person’s obligation of good faith and fair dealing and which involve intentional misconduct or a knowing violation of law; or (iii) any transaction from which the person derived an improper personal benefit.

We maintain insurance on behalf of the managers and officers of the West Virginia LLC Registrants insuring them against claims asserted against them in their capacities as managers or officers or arising out of such status.

Indemnification Policies

The management of each registrant other than Alpha Natural Resources, Inc. has adopted a Policy Regarding Indemnification of Employees, pursuant to which the applicable registrant (i) shall indemnify all current and former employees of the registrant, which in the case of certain registrants may include some or all of its managers, directors and officers, who was or is a party or is threatened to be made a party to an action, suit of proceeding (other than an action by or in the right of the registrant) with respect to his or her employment by or services rendered to the registrant, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the employee in connection with the action, suit or proceeding, if the employee acted in good faith and in a manner that the employee reasonably believed to be in or not opposed to the best interests of the registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful, and (ii) may advance to its employees expenses actually and reasonably incurred in defending any indemnifiable action, suit or proceeding upon such terms and conditions as the President of the applicable registrant deems appropriate.

Item 16.  EXHIBITS.

A list of exhibits filed with the registration statement on Form S-3 is set forth in the Exhibit Index and is incorporated into this Item 16 by reference.

Item 17.  UNDERTAKINGS.

The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that the undertakings set forth in paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A) each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) that, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA NATURAL RESOURCES, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Executive Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	Chief Executive Officer and Director
Kevin S. Crutchfield *	(Principal Executive Officer) Executive Vice President, Chief Financial Officer,
Frank J. Wood	Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)
*
William J. Crowley	Director
*
E. Linn Draper, Jr.	Director
*
Glenn A. Eisenberg	Director
*
P. Michael Giftos	Director
*
Michael J. Quillen	Chairman and Director
*
Joel Richards III	Director
*
James F. Roberts	Director
*
Ted G. Wood	Director

*By: /s/ Vaughn R. Groves Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA AMERICAN COAL COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Kevin S. Crutchfield *	(Principal Executive Officer) Vice President
Frank J. Wood	(Principal Financial and Accounting Officer)

*By: /s/ Vaughn R. Groves Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA AMERICAN COAL HOLDING, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Kevin S. Crutchfield *	(Principal Executive Officer) Senior Vice President and Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA AUSTRALIA, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and managers of Alpha Australia, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
/s/ Brian D. Sullivan	President and Manager
Brian D. Sullivan	(Principal Executive Officer)
/s/ Frank J. Wood	Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA AUSTRALIA SERVICES, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and managers of Alpha Australia Services, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
/s/ Brian D. Sullivan	President and Manager
Brian D. Sullivan	(Principal Executive Officer)
/s/ Frank J. Wood	Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA COAL RESOURCES COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Samuel L. Cario	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA COAL SALES CO., LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
A. Scott Pack, Jr.	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA COAL WEST, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Alpha Coal West, Inc., LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Steven Y. Rennell	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
*	Vice President and Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA ENERGY SALES, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and managers of Alpha Energy Sales, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
A. Scott Pack, Jr.	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Manager
Kevin S. Crutchfield
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA INDIA, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and managers of Alpha India, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
/s/ Suresh S. Iyer	President and Manager
Suresh S. Iyer	(Principal Executive Officer)
/s/ Brian L. Miller	Vice President and Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA LAND AND RESERVES, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	President and Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Vaughn R. Groves	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA MIDWEST HOLDING COMPANY

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Alpha Midwest Holding Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
James J. Bryja	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kurt D. Kost
*	Vice President and Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA NATURAL RESOURCES, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Executive Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	Chief Executive Officer and Manager
Kevin S. Crutchfield	(Principal Executive Officer)
*	Executive Vice President and Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA NATURAL RESOURCES INTERNATIONAL, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	President, Manager and Secretary

We, the undersigned officers and managers of Alpha Natural Resources International, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
/s/ Vaughn R. Groves	President, Manager and Secretary
Vaughn R. Groves	(Principal Executive Officer)
/s/ Frank J. Wood	Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA NATURAL RESOURCES SERVICES, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Executive Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	Chief Executive Officer and Manager
Kevin S. Crutchfield	(Principal Executive Officer)
*	Executive Vice President and Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA PA COAL TERMINAL, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and managers of Alpha PA Coal Terminal, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
William D. Clay	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By: /s/ Vaughn R. Groves Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA SHIPPING AND CHARTERING, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Assistant Secretary

    We, the undersigned officers and directors of Alpha Shipping and Chartering, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
A. Scott Pack, Jr.	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By: /s/ Vaughn R. Groves Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA SUB FIVE, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	President, Manager and Secretary

We, the undersigned officers and managers of Alpha Sub Five, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
/s/ Vaughn R. Groves	President, Manager and Secretary
Vaughn R. Groves	(Principal Executive Officer)
/s/ Frank J. Wood	Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA SUB FOUR, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	President, Manager and Secretary

We, the undersigned officers and managers of Alpha Sub Four, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
/s/ Vaughn R. Groves	President, Manager and Secretary
Vaughn R. Groves	(Principal Executive Officer)
/s/ Frank J. Wood	Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA SUB ONE, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	President, Manager and Secretary

We, the undersigned officers and managers of Alpha Sub One, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
/s/ Vaughn R. Groves	President, Manager and Secretary
Vaughn R. Groves	(Principal Executive Officer)
/s/ Frank J. Wood	Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA SUB THREE, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	President, Manager and Secretary

We, the undersigned officers and managers of Alpha Sub Three, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
/s/ Vaughn R. Groves	President, Manager and Secretary
Vaughn R. Groves	(Principal Executive Officer)
/s/ Frank J. Wood	Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA SUB TWO, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	President, Manager and Secretary

We, the undersigned officers and managers of Alpha Sub Two, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
/s/ Vaughn R. Groves	President, Manager and Secretary
Vaughn R. Groves	(Principal Executive Officer)
/s/ Frank J. Wood	Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA TERMINAL COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
A. Scott Pack, Jr.	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ALPHA WYOMING LAND COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and managers of Alpha Wyoming Land Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
James J. Bryja	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Manager
Kevin S. Crutchfield
*	Manager and Vice President
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

AMFIRE, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Eddie W. Neely	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
            Vaughn R. Groves
            Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

AMFIRE Holdings, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Eddie W. Neely	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
            Vaughn R. Groves
            Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

AMFIRE Mining Company, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Peter V. Merritts	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

AMFIRE WV, L.P.

By: AMFIRE Holdings, LLC, its General Partner

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Eddie W. Neely	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
            Vaughn R. Groves
            Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

AXIOM EXCAVATING AND GRADING SERVICES, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

We, the undersigned officers and managers of Axiom Excavating and Grading Services, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
/s/ Ronald B. Hall	President and Manager
Ronald B. Hall	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
  * By:    /s/ Vaughn R. Groves
               Vaughn R. Groves
               Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

BARBARA HOLDINGS INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Director
Mark G. Schuerger	(Principal Executive Officer)
*	Controller and Assistant Secretary
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Kurt D. Kost
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

BLACK DOG COAL, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Michael W. Clark	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Manager
Ronald B. Hall
* By:    /s/ Vaughn R. Groves
            Vaughn R. Groves
            Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

BROOKS RUN MINING COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Frank J. Matras	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

BUCHANAN ENERGY COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Frank J. Matras	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

CALLAWAY LAND AND RESERVES, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Frank J. Matras	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

CASTLE GATE HOLDING COMPANY

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Castle Gate Holding Company hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Chief Executive Officer
James J. Bryja	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kurt D. Kost
*	Vice President and Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
            Vaughn R. Groves
            Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

COAL GAS RECOVERY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Samuel L. Cario	(Principal Executive Officer)
*	Controller
Michael J. Meuer	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
*	Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
            Vaughn R. Groves
            Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

COBRA NATURAL RESOURCES, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Frank J. Matras	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

CORAL ENERGY SERVICES, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
David Brett	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
            Vaughn R. Groves
            Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

CORRAL CREEK HOLDING, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and managers of Corral Creek Holding, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
/s/ Steven Y. Rennell	President and Manager
Steven Y. Rennell	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

CUMBERLAND COAL RESOURCES, LP

By: Pennsylvania Services Corporation, its General Partner

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Cumberland Coal Resources, LP, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Jeffrey M. Kukura	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
*	Vice President and Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
            Vaughn R. Groves
            Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

DELTA MINE HOLDING COMPANY

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Delta Mine Holding Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
James J. Bryja	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kurt D. Kost
*	Vice President and Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

DICKENSON-RUSSELL COAL COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Ronny W. Patrick	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

DICKENSON-RUSSELL LAND AND RESERVES, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Ronny W. Patrick	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

DRY SYSTEMS TECHNOLOGIES, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Dry Systems Technologies, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	Chief Executive Officer and President
Ronald D. Eberhart	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
*	Vice President and Director
Frank J. Wood
*	Director
Michael R. Peelish
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

EMERALD COAL RESOURCES, LP

By: Pennsylvania Services Corporation, its General Partner

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Emerald Coal Resources, LP, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Jeffrey M. Kukura	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
*	Vice President and Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ENERGY DEVELOPMENT CORPORATION

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Director
Mark G. Schuerger	(Principal Executive Officer)
*	Treasurer and Director
Roy E. West	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ENTERPRISE LAND AND RESERVES, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Ronald B. Hall	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ENTERPRISE MINING COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Ronald B. Hall	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ESPERANZA COAL CO., LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Ronny W. Patrick	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

FOUNDATION MINING, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
James J. Bryja	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
*	Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

FOUNDATION PA COAL COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Jeffrey M. Kukura	(Principal Executive Officer)
*	Chief Financial Officer and Vice President
Frank J. Wood	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

FOUNDATION ROYALTY COMPANY

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Foundation Royalty Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Samuel L. Cario	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kurt D. Kost
*	Vice President and Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

FREEPORT MINING, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Kurt D. Kost	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
*	Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

FREEPORT RESOURCES COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Freeport Resources Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Samuel L. Cario	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

HERNDON PROCESSING COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President, Manager and Secretary
John R. Harsanyi	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

KEPLER PROCESSING COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President, Manager and Secretary
John R. Harsanyi	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
               Vaughn R. Groves
               Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

KINGSTON MINING, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Philip K. Saunders	(Principal Executive Officer)
*	Controller, Assistant Secretary and Director
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Mark G. Schuerger
* By:    /s/ Vaughn R. Groves
               Vaughn R. Groves
               Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

KINGSTON PROCESSING, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Philip K. Saunders	(Principal Executive Officer)
*	Controller, Assistant Secretary and Director
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Mark G. Schuerger
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

KINGSTON RESOURCES, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Philip K. Saunders	(Principal Executive Officer)
*	Controller, Assistant Secretary and Director
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Mark G. Schuerger
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

KINGWOOD MINING COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Frank J. Matras	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

LAUREL CREEK CO., INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Mark G. Schuerger	(Principal Executive Officer)
*	Controller and Assistant Secretary
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Kurt D. Kost
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

LITWAR PROCESSING COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President, Manager and Secretary
William T. Bowman	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

MAPLE MEADOW MINING COMPANY

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Maple Meadow Mining Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
James J. Bryja	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kurt D. Kost
*	Vice President and Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

MAXXIM REBUILD CO., LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Anthony W. Keaton	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Manager
Harold A. Helton
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

MAXXIM SHARED SERVICES, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Stanley E. Bateman, Jr.	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

MAXXUM CARBON RESOURCES, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Randy L. McMillion	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

MCDOWELL-WYOMING COAL COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President, Manager and Secretary
John R. Harsanyi	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

MOUNTAIN MERGER SUB, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Executive Vice President, General Counsel and Secretary

We, the undersigned officers and directors of Mountain Merger Sub, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
/s/ Kevin S. Crutchfield	Chief Executive Officer and Director
Kevin S. Crutchfield	(Principal Executive Officer)
/s/ Frank J. Wood	Executive Vice President, Treasurer and Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

NEWEAGLE COAL SALES CORP.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Mark G. Schuerger	(Principal Executive Officer)
*	Controller and Assistant Secretary
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Kurt D. Kost
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

NEWEAGLE DEVELOPMENT CORP.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Mark G. Schuerger	(Principal Executive Officer)
*	Controller and Assistant Secretary
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

NEWEAGLE INDUSTRIES, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Mark G. Schuerger	(Principal Executive Officer)
*	Controller and Assistant Secretary
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

NEWEAGLE MINING CORP.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Mark G. Schuerger	(Principal Executive Officer)
*	Controller and Assistant Secretary
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

NICEWONDER CONTRACTING, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Director
Frank J. Matras	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ODELL PROCESSING INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Mark G. Schuerger	(Principal Executive Officer)
*	Controller and Assistant Secretary
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

PALLADIAN LIME, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
David W. Gay	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

PARAMONT COAL COMPANY VIRGINIA, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Ronald B. Hall	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

PAYNTER BRANCH MINING, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Director
Mark A. Weaver	(Principal Executive Officer)
*	Controller, Assistant Secretary and Director
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Mark G. Schuerger
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

PENNSYLVANIA LAND HOLDINGS COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and managers of Pennsylvania Land Holdings Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Samuel L. Cario	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By: /s/ Vaughn R. Groves Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

PENNSYLVANIA SERVICES CORPORATION

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Pennsylvania Services Corporation, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Jeffrey M. Kukura	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
*	Vice President and Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

PIONEER FUEL CORPORATION

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	Chief Executive Officer, President and Director
Mark A. Weaver	(Principal Executive Officer)
*	Controller, Assistant Secretary and Director
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Mark G. Schuerger
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

PIONEER MINING, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Director
Mark A. Weaver	(Principal Executive Officer)
*	Controller, Assistant Secretary and Director
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Mark G. Schuerger
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

PLATEAU MINING CORPORATION

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Plateau Mining Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
James J. Bryja	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kurt D. Kost
*	Vice President and Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

PREMIUM ENERGY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Frank J. Matras	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

RED ASH SALES COMPANY, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Director
Mark G. Schuerger	(Principal Executive Officer)
*	Controller and Assistant Secretary
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Kurt D. Kost
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

RIVER PROCESSING CORPORATION

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of River Processing Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	Chief Executive Officer and President
James J. Bryja	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
*	Vice President and Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

RIVEREAGLE CORP.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
William D. Clay	(Principal Executive Officer)
*	Controller and Assistant Secretary
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

RIVERSIDE ENERGY COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Frank J. Matras	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

RIVERTON COAL PRODUCTION INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Mark G. Schuerger	(Principal Executive Officer)
*	Controller and Assistant Secretary
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
*	Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

RIVERTON COAL SALES, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Director
Mark G. Schuerger	(Principal Executive Officer)
*	Controller and Assistant Secretary
Roy E. West	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

ROCKSPRING DEVELOPMENT, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
Jeffrey A. Ellis	(Principal Executive Officer)
*	Controller and Assistant Secretary
Roy E. West	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

RUHRKOHLE TRADING CORPORATION

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Director
Kurt D. Kost	(Principal Executive Officer)
*	Controller, Assistant Secretary and Director
Roy E. West	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

SIMMONS FORK MINING, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Director
Mark A. Weaver	(Principal Executive Officer)
*	Controller, Assistant Secretary and Director
Roy E. West	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

SOLOMONS MINING COMPANY

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Director
Ronald B. Hall	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

TWIN STAR MINING, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Director
Frank J. Matras	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

VIRGINIA ENERGY COMPANY, LLC

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Manager
Frank J. Matras	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

WABASH MINE HOLDING COMPANY

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Wabash Mine Holding Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
James J. Bryja	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kevin S. Crutchfield
*	Vice President and Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
             Vaughn R. Groves
             Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

WARRICK HOLDING COMPANY

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President and Secretary

We, the undersigned officers and directors of Warrick Holding Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President
James J. Bryja	(Principal Executive Officer)
/s/ Brian L. Miller	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
*	Director
Kurt D. Kost
*	Vice President and Director
Frank J. Wood
* By:    /s/ Vaughn R. Groves
            Vaughn R. Groves
            Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on March 28, 2011.

WHITE FLAME ENERGY, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves

Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2011.

Signature	Title
*	President and Director
Frank J. Matras	(Principal Executive Officer)
*	Treasurer
Brian L. Miller	(Principal Financial and Accounting Officer)
* By:   /s/ Vaughn R. Groves
           Vaughn R. Groves
           Attorney-in-Fact

INDEX TO EXHIBITS

Pursuant to the rules and regulations of the Securities and Exchange Commission, the Company has filed certain agreements as exhibits to this Registration Statement on Form S-3. These agreements may contain representations and warranties by the parties. These representations and warranties were made solely for the benefit of the other party or parties to such agreements and (i) may have been qualified by disclosure made to such other party or parties, (ii) were made only as of the date of such agreements or such other date(s) as may be specified in such agreements and are subject to more recent developments, which may not be fully reflected in such Company’s public disclosure, (iii) may reflect the allocation of risk among the parties to such agreements and (iv) may apply different materiality standards from those that may be viewed as material to investors. Accordingly, these representations and warranties may not describe the Company’s actual state of affairs at the date hereof and should not be relied upon.

Exhibit No.	Description of Exhibit
1.1**	Underwriting Agreement
2.1
Agreement and Plan of Merger, dated as of May 11, 2009, by and among Alpha Natural Resources, Inc. and Foundation Coal Holdings, Inc. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Foundation Coal Holdings, Inc., (“Foundation”), filed on June 22, 2009.)

2.2
Acquisition Agreement dated as of September 23, 2005 among Alpha Natural Resources, LLC, Mate Creek Energy of W. Va., Inc., Virginia Energy Company, the unit holders of Powers Shop, LLC, and the shareholders of White Flame Energy, Inc., Twin Star Mining, Inc. and Nicewonder Contracting, Inc. (the “Acquisition Agreement”) (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc./Old (“Old Alpha”) (File No. 1-32423) filed on September 26, 2005.)

2.3
Membership Unit Purchase Agreement dated as of September 23, 2005 among Premium Energy, LLC and the unitholders of Buchanan Energy Company, LLC (the “Membership Unit Purchase Agreement”) (Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on September 26, 2005.)

2.4
Agreement and Plan of Merger dated as of September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, Premium Energy, Inc. and the shareholders of Premium Energy, Inc. (the “Premium Energy Shareholders”) (the “Merger Agreement”) (Incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on September 26, 2005.)

2.5
Indemnification Agreement dated as of September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, the other parties to the Acquisition Agreement, the Premium Energy Shareholders, and certain of the unit holders of Buchanan Energy Company, LLC (Incorporated by reference to Exhibit 2.4 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on September 26, 2005.)

2.6
Letter Agreement dated of as September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC and the other parties to the Acquisition Agreement, the Membership Unit Purchase Agreement and the Merger Agreement (Incorporated by reference to Exhibit 2.5 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on September 26, 2005.)

2.7
Letter Agreement dated October 26, 2005 (the “Letter Agreement”) among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, Premium Energy, Inc. and the Sellers Representative named therein amending certain provisions of (i) the Acquisition Agreement dated September 23, 2005, among certain parties to the Letter Agreement and certain other parties named therein, (ii) the Agreement and Plan of Merger dated September 23, 2005, among the parties to the Letter Agreement and certain other parties named therein and (iii) the Indemnification Agreement dated September 23, 2005, among the parties to the Letter Agreement and certain other parties named therein. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on October 31, 2005.)

Exhibit No.	Description of Exhibit
2.8
Assignment of Rights Under Certain Agreements executed as of October 26, 2005 among Alpha Natural Resources, LLC, Mate Creek Energy, LLC, Callaway Natural Resources, Inc., Premium Energy, LLC and Virginia Energy Company, LLC (Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on October 31, 2005.)

2.9
Agreement and Plan of Merger, dated as of January 28, 2011, among Mountain Merger Sub, Inc., Alpha Natural Resources, Inc. and Massey Energy Company (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Alpha (File No. 1-32331) filed on January 28, 2011.)

4.1
Amended and Restated Certificate of Incorporation of Alpha Natural Resources, Inc. (Incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 1-32331) filed on August 5, 2009.)

4.2
Amended and Restated Bylaws of Alpha Natural Resources, Inc. (Incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 1-32331) filed on November 18, 2010.)

4.3**	Form of Certificate of Designation of Preferred Stock
4.4
Form of Certificate of Alpha Natural Resources, Inc. Common Stock (Incorporated by reference to Amendment No. 3 to the Registration Statement on Form S-1 of Old Alpha (Registration No. 333-121002) filed on February 10, 2005.)

4.5(a)
Amended and Restated Stockholders Agreement, dated as of October 4, 2004, by and among the Company, Blackstone FCH Capital Partners IV, L.P., Blackstone Family Investment Partnership IV-A L.P., First Reserve Fund IX, L.P., AMCI Acquisition, LLC and the management stockholders parties thereto (Incorporated by reference to Exhibit 4.2 to the Amended Registration Statement on Form S-1/A of Foundation (Registration No. 333-118427) filed on October 22, 2004.)

4.5(b)
Termination Agreement, dated as of February 6, 2006, by and among the Company, Blackstone FCH Capital Partners IV, L.P., Blackstone Family Investment Partnership IV-A L.P., First Reserve Fund IX, L.P., AMCI Acquisition, LLC (nka AMCI Acquisition III, LLC), and the management stockholders parties thereto, terminating the Amended and Restated Stockholders Agreement dated as of October 4, 2004, by and among the same parties (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Foundation (File No. 1-32331) filed on February 23, 2006.)

4.6**	Form of Certificate of Alpha Natural Resources, Inc. Preferred Stock
4.7**	Form of Depositary Share Agreement
4.8**	Form of Depositary Certificate
4.9***	Form of Indenture, between Alpha Natural Resources, Inc., certain of its subsidiaries, as guarantors, and Union Bank, N.A., as Trustee
4.10***	Form of Subordinated Indenture, between Alpha Natural Resources, Inc., certain of its subsidiaries, as guarantors, and Union Bank, N.A., as Trustee
4.11**	Form of Debt Security
4.12**	Form of Warrant Agreement
4.13**	Form of Warrant Certificate
4.14**	Form of Purchase Contract Agreement
4.15**	Form of Purchase Certificate
4.16**	Form of Unit Agreement

Exhibit No.	Description of Exhibit
4.17**	Form of Unit Certificate
5.1*	Opinion of Cleary Gottlieb Steen & Hamilton LLP
12.1
Computation of Ratios of Earnings to Fixed Charges for the years ended December 31, 2006, 2007, 2008, 2009 and 2010 (Incorporated by reference to Exhibit 12.1 to the Annual Report on Form 10-K of Alpha Natural Resources, Inc. (File No. 1-32331) filed on February 25, 2011.)

23.1*	Consent of Cleary Gottlieb Steen & Hamilton LLP (Included as part of its opinion filed as Exhibit 5.1 hereto)
23.2*	Consent of KPMG LLP, independent registered public accounting firm for Alpha Natural Resources, Inc.
23.3*	Consent of Ernst & Young LLP, independent registered public accounting firm for Massey Energy Company
23.4*	Consent of KPMG LLP, independent auditors for the Cumberland Resource Group
23.5*	Consent of Ernst & Young LLP, independent registered public accounting firm for Foundation Coal Holdings, Inc.
24.1***	Powers of Attorney
24.2*	Powers of Attorney (Included in the signature pages hereto)
25.1***
Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Union Bank, N.A. as Trustee under the Indenture among Alpha Natural Resources, Inc. and Union Bank, N.A., as Trustee

25.2***
Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Union Bank, N.A. as Trustee under the Subordinated Indenture among Alpha Natural Resources, Inc. and Union Bank, N.A., as Trustee

*	Filed herewith.
**	To be filed by post-effective amendment or as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.
***	Previously filed with the Registration Statement.